Principal Funds, Inc.
Supplement dated September 19, 2022
to the Statement of Additional Information dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

The proposed merger of the Principal LifeTime 2010 Fund into the Principal LifeTime Strategic Income Fund is expected to occur on or about May 12, 2023 (the “Merger Date”). The Fund’s officers, however, have the discretion to change this date. On the Merger Date, delete all references to the Principal LifeTime 2010 Fund from the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, under Nominating and Governance Committee – Primary Purpose and Responsibilities, replace the 7th sentence in the first paragraph with the following:
Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2023, under Management Agreement, delete the row for MidCap Growth III in the first table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap Growth III	0.82%	0.80%	0.78%	0.77%
Effective January 1, 2023, under Management Agreement, delete the rows for Global Emerging Markets and Overseas in the third table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Global Emerging Markets	0.99%	0.97%	0.95%	0.94%	0.93%	0.92%
Overseas	0.93%	0.91%	0.89%	0.88%	0.87%	0.86%
Effective January 1, 2023, under Management Agreement, delete the table for Real Estate Securities and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $2 billion	Next $2 billion	Next $3 billion	Over $10 billion
Real Estate Securities	0.85%	0.83%	0.81%	0.80%	0.79%	0.78%	0.77%	0.76%	0.75%

Effective January 1, 2023, under Management Agreement, delete the table for Equity Income and replace with the following:

Fund	First $250 million	Next $250 million	Next $6.5 billion	Next $3 billion	Next $2 billion	Next $3 billion	Over $15 billion
Equity Income	0.60%	0.55%	0.50%	0.49%	0.48%	0.46%	0.44%
Effective January 1, 2023, under Management Agreement, delete the table for LargeCap S&P 500 Index and replace with the following:

Fund	First $3 billion	Next $3 billion	Over $6 billion
LargeCap S&P 500 Index	0.15%	0.13%	0.10%
Effective January 1, 2023, under Management Agreement, delete the table for Short-Term Income and replace with the following:

Fund	First $2 billion	Next $2 billion	Over $4 billion
Short-Term Income	0.38%	0.36%	0.33%
Effective January 1, 2023, in the table under Contractual Limits on Total Annual Fund Operating Expenses, delete the row for Global Emerging Markets and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Global Emerging Markets	1.45%	N/A	1.30%	1.10%	02/29/2024
Effective January 1, 2023, in the table under Contractual Management Fee Waivers, delete the row for Overseas and replace with the following:

Contractual Management Fee Waivers
Fund	Waiver	Expiration
Overseas	0.020%	02/29/2024
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